Filed pursuant to Rule 497(e) and 497(k)

Registration No. 033-48907

BMO Global Low Volatility Equity Fund

Supplement dated June 10, 2021 to the Prospectus and Summary Prospectus,

each dated December 29, 2020, as supplemented

Fund Liquidation

On February 10, 2021, BMO Asset Management Corp. (the “Adviser”), the investment adviser of BMO Global Low Volatility Equity Fund (the “Fund”), sought approval from the Board of Directors (the “Board”) to liquidate and dissolve the Fund. Based upon the Adviser’s recommendation and consideration of a variety of factors, the Board approved a Plan of Liquidation (the “Plan”) for the Fund, subject to shareholder approval. The Board also granted the Adviser the authority to determine not to proceed with the liquidation if, in the Adviser’s opinion, such action was believed to be inadvisable upon further review of certain considerations relating to the ongoing viability of the Fund.

The Adviser recently completed its review of the ongoing viability of the Fund and has determined that the Fund should, in fact, be liquidated and dissolved as originally proposed. As a result, shareholders will receive a proxy statement discussing the Board’s decision to recommend the liquidation and dissolution of the Fund and requesting that shareholders vote to approve the Plan at a special meeting of shareholders. If the Plan is approved by shareholders, the Fund will be liquidated on July 30, 2021 or such other date as determined by management (the “Liquidation Date”).

Any shareholders who have not redeemed their shares prior to the Liquidation Date will have their shares redeemed in cash and will receive a check representing their proportionate interest in the net assets of the Fund as of the Liquidation Date. Shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for tax purposes on the redemption of their Fund shares in the liquidation.

In anticipation of the liquidation of the Fund, the Adviser expects to transition the Fund’s portfolio holdings to cash. During the period from June 10, 2021 until the Liquidation Date the Fund is unlikely to invest pursuant to its investment strategies or achieve its investment objective of capital appreciation. Additionally, the Adviser will waive the investment advisory fee paid by the Fund beginning June 10, 2021.

Fund Closure to New Investors

Based on the Adviser’s recommendation, the Fund has been closed to new investors except that (1) retirement plans that have approved the inclusion of the Fund as an investment option for participants prior to closing may purchase Fund shares on behalf of existing and new participants, and (2) existing shareholders may continue to purchase Fund shares.

The Adviser may, for any reason, make additional exceptions, limit, reject or otherwise modify an exception, and reopen the Fund to new shareholders at any time.

Important Information for Retirement Plan Investors

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares or of any Individual Retirement Account (IRA) or retirement plan distribution, the ability to roll over any distribution, and any tax-savings options you may have. If you receive a distribution from an IRA or a Simplified Employee Pension (SEP) IRA, you may be able to roll the proceeds into another IRA. If you are eligible to do so, the rollover must occur within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income. You can make only one tax-free rollover from an IRA to another IRA in any 12-month period (regardless of the number of IRAs you own). Any subsequent distribution of untaxed amounts from an IRA within the 12-month period would be included in your gross income, and may be subject to a 10% early withdrawal tax. The previously described limitation allowing only one tax-free rollover per 12-month period does not apply to (1) rollovers from traditional IRAs to Roth IRAs (conversions), (2) trustee-to-trustee transfers to another IRA, (3) eligible rollovers from an IRA to a retirement plan, (4) eligible rollovers from a retirement plan to an IRA, and (5) eligible rollovers from a retirement plan to a retirement plan.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this Prospectus Supplement with your Prospectus and Summary Prospectus for future reference.